Revenue Recognition	6 Months Ended
Jun. 30, 2024
Revenue [abstract]
Revenue Recognition	Revenue Recognition
On November 21, 2023 (the “Effective Date”), the Group announced that two of its wholly owned subsidiaries, Connect HK and Connect SZ (together, the “Licensor”), entered into an exclusive license and collaboration agreement (the “License Agreement”) with Simcere Pharmaceutical Co., Ltd. (the “Licensee” or “Simcere”), a subsidiary of Simcere Pharmaceutical Group Ltd. to develop and commercialize rademikibart in Greater China, including mainland China, Hong Kong, Macau, and Taiwan (the "Territory").
The Licensee has been granted exclusive rights to develop, manufacture and commercialize rademikibart for all indications in Greater China, while the Licensor retains rights in all other markets. Under the License Agreement, the Licensor will complete all of rademikibart’s ongoing clinical trials and related analysis in Greater China in atopic dermatitis (“AD”), while the Licensee will be responsible for rademikibart’s new drug application for AD in China and will also conduct and be responsible for the costs of all future clinical studies in all additional disease indications, including asthma, for rademikibart in Greater China.
The License Agreement includes upfront license fees, reimbursement of research and development costs and contingent consideration payments based on the achievement of collaboration objectives and milestones. According to the terms of the License Agreement, the Licensor is eligible to receive a 150 million RMB (approximately US$21 million) upfront payment, up to 875 million RMB (approximately US$123 million) for potential development and commercial milestones payments and clinical cost reimbursements, in addition to royalties up to low double-digit percentages of net sales.
Simcere License Agreement
The Group concluded that the License Agreement is in the scope of IFRS 15, Revenue from Contracts with Customers.

Under IFRS 15, the Group evaluated whether the goods or services promised to the Licensee in the License Agreement represent separate or combined performance obligations. The Group determines goods or services promised under a contract as material performance obligations under the contract only if such good or service is distinct; or series of distinct goods or services that are substantially the same and that have the same pattern of transfer to the customer (i.e. each distinct good or service in the series is satisfied over time and the same method is used to measure progress). The Group has determined that the following goods or services within the License Agreement represent separate material performance obligations:

(i)the grant of license to the intellectual property ("IP"); and
(ii)the performance of development services to continue and complete the ongoing trials.

Contract Term

The term of the License Agreement is coterminous with the period up to which sales-based royalty payments shall be made, which is approximately 12 years after commercialization of the licensed compound. After this period, the license is considered fully paid and Simcere can continue to exploit the rights in the license in the Territory.

Transaction Price

At the Effective Date, the Group determined the transaction price to be 180 million RMB, including VAT (approximately US$25.2 million), which is comprised of (i) a 150 million RMB (approximately US$21.1 million) upfront payment for the grant of the license to the Licensee and (ii) 30 million RMB (approximately US$4.1 million) of cost reimbursement upon delivery of certain clinical trial reports. As of June 30, 2024, the Group had received the entire 150 million RMB (approximately US$21.1 million) of the upfront payment.

The Group considers future development and regulatory milestone payments under the arrangement, to the extent that the inclusion of such variable consideration could result in a significant reversal of cumulative revenue in future periods, to be constrained at the Effective Date because these milestones are not within the control of the Group. As of June 30, 2024, the Group had received 5.0 million RMB (approximately US$0.7 million) for the achievement of a transfer of know-how milestone, which is added to the transaction price and directly allocated to the performance obligation of the grant of license to the IP, resulting in a cumulative transaction price of 185 million RMB, including VAT (approximately US$25.9 million).
Sales-based milestone payments and royalties are payable when annual sales of a covered product reach specified levels. When an IP license is determined to be a predominant promise in the arrangement, sales-based milestone payments and royalties are recognized at the later of when the associated performance obligation has been satisfied or when the sales occur.

Allocation of the Transaction Price

The transaction price is generally allocated to the identified performance obligations based on the relative standalone selling price of each distinct performance obligation. However the Group has allocated certain regulatory and development milestone payments only to certain specific performance obligation(s) where the terms of such payments relate specifically to the Group’s efforts to satisfy the respective performance obligation, and provided that such allocation is consistent with the objective that transaction price is allocated to each performance obligation in order to reflect the consideration to which the Group expects to be entitled to receive in exchange for satisfying those performance obligations.

Recognition

The Group utilizes judgment to assess when control of the goods and services transfers to the Licensee, to determine whether the performance obligation is satisfied over time or at a point in time and, if over time, the appropriate method of measuring progress for purposes of recognizing revenue. When recognizing revenue over time, the Group evaluates the measure of progress each reporting period on a cost-to-cost basis because the Licensee simultaneously receives and consumes the benefits provided by the Group's efforts and, if necessary, adjusts the progress of performance and related revenue recognition.

During the six months ended June 30, 2024, the Group recognized 171.6 million RMB (approximately US$24.1 million) out of the cumulative transaction price, net of VAT, of 174.5 million RMB (approximately US$24.4 million). Specifically, for the performance obligation to provide a right to use the Company's license of IP, the Group recognized revenue of 167.1 million RMB (approximately US$23.4 million) at a point in time when the license was substantially transferred to the Licensee, who can thereafter direct the use of, and obtain substantially, all of the remaining benefits from the license. Additionally, the Group recognized revenue of 4.5 million RMB (approximately US$0.7 million) on an over time basis for the development services based on the percentage of completion of such services. For the six months ended June 30, 2024, the Group recognized the following amounts for the related performance obligations:

	Allocated Cumulative Transaction Price	Revenue Recognized
		Six Months Ended June 30, 2024
(US$ in millions)
License of IP	$23.3	$23.3
Development services	0.9	0.7
Other obligations	0.2	0.1
	24.4	$24.1
VAT	1.5
	$25.9

Contract Assets

Contract assets representing amounts for the Group's right to consideration in exchange for goods or services that has been transferred to Simcere, which will be classified as a receivable when the Group's right to consideration is no longer conditional under the License Agreement, were nil and 26.6 million RMB (approximately US$3.6 million) as of December 31, 2023 and June 30, 2024, respectively.

Contract Liabilities

As of December 31, 2023, the Group had a contract liability for the upfront fee received under the License Agreement of 100.0 million RMB, less VAT of 5.6 million RMB (approximately US$13.3 million). As of June 30, 2024, the Group had a balance of nil for contract liabilities under the License Agreement.